UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2024
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(682) 278-9000
(682) 278-9000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	—	(1)
(1) Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On March 2, 2024, American Airlines, Inc. (“American”) entered into definitive agreements with Airbus S.A.S. to purchase 85 Airbus A321neo aircraft, with options to purchase up to an additional 75 A321neo aircraft. Additionally, on March 4, 2024, American entered into definitive agreements with The Boeing Company to purchase 85 Boeing 737 MAX 10 aircraft, with options to purchase up to an additional 75 737 MAX 10 aircraft. In addition to its order of incremental aircraft, American converted 30 of its existing firm orders for 737 MAX 8 aircraft into firm orders for 737 MAX 10 aircraft. The order of Airbus A321neo aircraft extends American’s existing delivery stream of A321neo aircraft, with deliveries under the new order expected to commence in 2027 and continue into the next decade. American anticipates commencing Boeing 737 MAX 10 deliveries later this decade, with deliveries expected to continue into the next decade.

ITEM 7.01.	REGULATION FD DISCLOSURE.
On March 4, 2024, American issued a press release announcing its entry into the aircraft purchase arrangements described in Item 1.01 above, as well as the entry into a definitive agreement with Embraer S.A. for the purchase of 90 Embraer 175 regional aircraft, with purchase rights for an additional 43 Embraer 175 aircraft. Deliveries of Embraer 175 aircraft under the new order are scheduled to commence in 2025 and to continue through the end of the decade. The Embraer 175 aircraft will be operated by American’s wholly owned regional affiliates. The orders are part of American’s continued investment to expand premium seats across its narrowbody and regional fleets and support the long-term strength of the airline’s domestic and short-haul international networks. After giving effect to these orders, American expects to remain within its previously announced guidance for capacity and capital expenditures. The press release announcing these orders is furnished as Exhibit 99.1 to this report.
After taking into account the orders described in Item 1.01 and this Item 7.01, American has definitive purchase agreements for the acquisition of the following new aircraft:

	2024	2025	2026	2027	2028	2029 and Thereafter	Total
Airbus
A320neo Family	3	16	21	31	14	64	149
Boeing
737 MAX Family	20	14	10	—	20	95	159
787 Family	6	5	4	5	5	5	30
Embraer
175	12	12	18	15	15	30	102
Total	41	47	53	51	54	194	440
The delivery schedules presented herein represent our best estimates as of the date of this report. Actual delivery dates are subject to change, which could be material, based on various potential factors including production delays by the manufacturer and regulatory concerns.
The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements
This document includes forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 4, 2024.

104.1	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: March 5, 2024	By:	/s/ Devon E. May
Devon E. May
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: March 5, 2024	By:	/s/ Devon E. May
Devon E. May
Executive Vice President and Chief Financial Officer